                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-12

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                             THE MUNDER FUNDS TRUST
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Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transactions applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

[LOGO OF MUNDER FUNDS]
                                   Your fellow shareholders are counting on you. Please take a minute and vote today!


                               MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009


November 14, 2002

Special Meeting of Shareholders to be held on Wednesday, December 11, 2002.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on December 11, 2002. The Fund's records indicated that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions on or before December 10th.

EVERY VOTE COUNTS

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the meeting as scheduled, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors has unanimously recommended a vote "FOR" the proposed Agreement and Plan of Reorganization as detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.

--------------------------------------------------------------------------------
For your convenience, please utilize one of the easy methods below to register your vote:

     1. By Phone.
     Please call Georgeson Shareholder toll-free at 1-800-947-2702. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2. By Internet.
     Visit www.proxyweb.com and enter the 14-digit control number located on your proxy card.

     3. By Mail.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.
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                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                             REG

[LOGO OF MUNDER FUNDS]             Your fellow shareholders are counting on you.
                                   Please take a minute and vote today!

                               MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009

November 14, 2002

Special Meeting of Shareholders to be held on Wednesday, December 11, 2002.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on December 11, 2002. The Fund's records indicated that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions on or before December 10th.

EVERY VOTE COUNTS

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the meeting as scheduled, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors has unanimously recommended a vote "FOR" the proposed Agreement and Plan of Reorganization as detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1. By Phone.
     Dial the toll-free number found on your proxy card and follow the simple instructions.

     2. By Internet.
     Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

     3. By Mail.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.

--------------------------------------------------------------------------------

                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                             OBO

[LOGO APPEARS HERE]

Your fellow shareholders are counting on you. Please take a minute and vote today!

                               MUNDER FUNDS, INC.
                            Munder Money Market Fund
                  480 Pierce Street, Birmingham, Michigan 48009

November 14, 2002

Special Meeting of Shareholders to be held on Wednesday, December 11, 2002.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on December 11, 2002. The Fund's records indicated that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions on or before December 10th.

EVERY VOTE COUNTS

You may think your vote is not important, but it is critical to enable the Money Market Fund to hold the meeting as scheduled, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors has unanimously recommended a vote "FOR" the proposed Agreement and Plan of Reorganization as detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-800-947-2702.

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.   By Phone.
     Please call Georgeson Shareholder toll-free at 1-800-947-2702. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.   By Internet.
     Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

     3.   By Mail.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by December 10, 2002.

                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                            NOBO